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                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     The Board of Directors

     Intercell Corporation:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/ KPMG Peat Marwick LLP
     San Jose, California

     April 2, 1997